SCUDDER
                                                                     INVESTMENTS



Asset Allocation II

Scudder Total Return Fund

Supplement to the currently effective prospectuses

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The following supplements the fee and expense information for the fund under
"How Much Investors Pay":

Effective October 1, 2004, Scudder Distributors, Inc. ("SDI"), the fund's distributor, agreed to reduce the 12b-1 distribution fee to 0.375% for Class B shares. Effective December 1, 2005, SDI has temporarily eliminated the 12b-1 distribution fee for Class B shares only. Had this reduction been effective for the duration of the fund's prior fiscal year, net expenses would have equalled 1.22%.

The following revises "The portfolio managers" section of the prospectuses.

The fund is managed by a team of investment professionals who share responsibility for the fund's investment management decisions. The following people handle the day-to-day management of the fund:

Andrew P. Cestone                         Inna Okounkova
Managing Director of Deutsche Asset       Director of Deutsche Asset
Management and Portfolio Manager of       Management and Portfolio Manager of
the fund.                                 the fund.
 o Joined Deutsche Asset Management        o Global Asset Allocation
   in 1998 and the fund in 2002.             portfolio manager: New York.
 o Head of High Yield.                     o Joined Deutsche Asset Management
 o Previous experience includes five         in 1999 as a quantitative
   years as an investment analyst at         analyst, becoming an associate
   Phoenix Investment Partners and as        portfolio manager in 2001.
   a credit officer in the asset-based     o Joined the fund in 2005.
   lending group at Fleet Financial        o BS, MS, Moscow State University;
   Group.                                    MBA, University of Chicago.
 o BA, University of Vermont.
                                          Thomas F. Sassi
William Chepolis, CFA                     Managing Director of Deutsche Asset
Managing Director of Deutsche Asset       Management and Portfolio Manager
Management and Portfolio Manager of       of the fund.
the fund.                                  o Joined Deutsche Asset Management
 o Joined Deutsche Asset Management in       in 1996 and the fund in 2004.
   1998 after 13 years of experience       o Over 32 years of investment
   as vice president and portfolio           industry experience.
   manager for Norwest Bank where          o BBA, MBA, Hofstra University.
   he managed the bank's fixed income
   and foreign exchange portfolios.
 o Senior Portfolio Manager for
   Mortgage Backed Securities,
   New York.
 o Joined the fund in 2005.
 o BIS, University of Minnesota.

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Julie M. Van Cleave, CFA                    Robert Wang
Managing Director of Deutsche Asset         Managing Director of Deutsche
Management and Portfolio Manager of         Asset Management and Portfolio
the fund.                                   Manager of the fund.
 o Joined Deutsche Asset Management and      o Global Asset Allocation senior
   the fund in 2002.                           portfolio manager: New York.
 o Head of Large Cap Growth Portfolio        o Joined Deutsche Asset
   Selection Team.                             Management in 1995 as a senior
 o Previous experience includes 18 years       fixed income portfolio manager
   of investment industry experience at        after 13 years of experience
   Mason Street Advisors, as Managing          at J.P. Morgan & Co. trading
   Director and team leader for the            fixed income, derivatives and
   large cap investment team.                  foreign exchange products.
 o BBA, MBA, University of Wisconsin --      o Joined the fund in 2005.
   Madison.                                  o BS, The Wharton School,
                                               University of Pennsylvania.




















               Please Retain This Supplement for Future Reference




December 15, 2005